UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  September 30, 2011

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Internet Infrastructure HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15705 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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One Bryant Park
New York, New York 10036
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

1. Filing of Exchange Offer Documents Related to Subject HOLDRS

On September 30, 2011, Market Vectors ETF Trust, an affiliate of Van Eck Associates Corporation (“Van Eck”), filed with the Securities and Exchange Commission (the “SEC”) documents in anticipation of commencing exchange offers (the “Exchange Offers”) for the HOLding company Depositary ReceiptS (“HOLDRS”) issued by each of the Biotech HOLDRS Trust, Oil Service HOLDRS Trust, Pharmaceutical HOLDRS Trust, Regional Bank HOLDRS Trust, Retail HOLDRS Trust and Semiconductor HOLDRS Trust (collectively, the “Subject HOLDRS Trusts,” and the HOLDRS of these Subject HOLDRS Trusts, the “Subject HOLDRS”).   The Exchange Offers, once commenced, will allow participating investors the opportunity to exchange their Subject HOLDRS for shares of new Market Vectors ETFs sponsored by Van Eck.

As disclosed in our Form 8-K dated August 11, 2011, the Exchange Offers will be made pursuant to the Asset Purchase Agreement dated August 11, 2011 between Merrill Lynch & Co., Inc. (“Merrill Lynch”) and Van Eck (the “Agreement”), pursuant to which Merrill Lynch will sell or license to Van Eck its right, title and interest to certain registered intellectual property, unregistered trade marks and copyrights, data, software and certain other materials that relate to the rights of Merrill Lynch relating to HOLDRS.  The Exchange Offers are expected to commence in the fourth quarter of 2011 and will be made pursuant to registration statements filed with the SEC.  A Solicitation/Recommendation Statement will also be filed pursuant to Section 14(d)(4) of the Securities Exchange Act of 1934, as amended, for each of the Subject HOLDRS Trusts.  The Bank of New York Mellon (the “Trustee”) has advised that it intends to waive its cancellation fee with respect to Subject HOLDRS that are tendered in the Exchange Offers and accepted for exchange, but not with respect to any other Subject HOLDRS or any non-Subject HOLDRS.  The Trustee may charge a fee of up to $0.10 per HOLDR for surrender and cancellation of all HOLDRS to which such fee waiver does not apply.

For additional information about the Exchange Offers, please see: vaneck.com/holdrs.

Investors in the Subject HOLDRS who wish to participate in the applicable Exchange Offer should obtain copies of the applicable Exchange Offer materials, when available, from:

The Exchange Agent for the Exchange Offers:	The Information Agent for the Exchange Offers:
The Bank of New York Mellon, acting through BNY Mellon Shareowner Services	D.F. King & Co., Inc.
480 Washington Boulevard, 27th Floor	48 Wall Street, 22nd Floor
Jersey City, NJ 07310	New York, NY 10005
1-866-300-4353 (Toll Free)	1-800-290-6424 (Toll Free) 1-212-269-5550 (Collect)
Email: marketvectorsetf@dfking.com

2. Expected Consequences for all HOLDRS, Even Those Not Subject to the Exchange Offers

As disclosed in our Form 8-K dated August 11, 2011, if Van Eck accepts for exchange any of the Subject HOLDRS tendered in the Exchange Offers, it is expected that as of the close of trading on the NYSE Arca on the day on which the Exchange Offers expire, all HOLDRS issued by the HOLDRS Trusts that trade on the NYSE Arca will cease to trade on either the NYSE Arca or any other national securities exchange.  Thereafter, the HOLDRS will no longer use any HOLDRS Trusts ticker symbol and may terminate and liquidate in accordance with the terms of their applicable depositary trust agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, in its capacity as Initial Depositor

Date: September 30, 2011	By:	/s/ Liam B. O’Neil
		Name:	Liam B. O’Neil
		Title:	Managing Director